(KOGER LOGO)

                                                                      EXHIBIT 99


                                                              KOGER EQUITY, INC.
                                                       433 Plaza Real, Suite 335
                                                       Boca Raton, Florida 33432

                                                                            NEWS

                    KOGER EQUITY ANNOUNCES AN 12.3% INCREASE
                  IN PER SHARE FUNDS FROM CONTINUING OPERATIONS

         BOCA RATON, FLORIDA--NOVEMBER 7, 2001--Koger Equity, Inc. (NYSE:KE) today reported results for the quarter ended September 30, 2001.

         - Funds from continuing operations (assets in service at September 30, 2001 and exclusive of one time charges in 2000) were $17.82 million compared to $15.92 million for quarter ended September 30, 2000, an increase of 11.9%. On fully diluted share basis, funds from continuing operations increased $0.07 from $0.57 to $0.64, a 12.3% increase. For the nine month period, funds from continuing operations increased from $47.75 million for the period ended September 30, 2000 to $53.06 million for the nine months ended September 30, 2001, an 11.1% increase. On a fully diluted basis, funds from continuing operations increased from $1.71 per share to $1.90 per share, an 11.1% increase.

         - Leasing activity during the quarter totaled approximately 691,000 rentable square feet encompassing 174 leases. The weighted average net rental rate on leases signed, excluding first generation space and renewals, was $11.40 as compared to $10.71 for the average net rental rate on expiring leases, a 6.4% increase in net rental rates. In addition, the weighted average net rental rate on renewal leases signed was $11.07 as compared to $10.15 for the average net rental rate on expiration, a 9.1% increase in net rental rates.

         - The Company has signed 1,669,000 square feet of leases in 488 transactions through September 30, 2001 and done so at an average cost of $1.17 per square foot per year.

         - Tenant retention rate was 46% for the quarter and 68% for the nine months.

         - Occupancy for the total portfolio was down less than 2% to 87.1% at September 30, 2001 compared with 88.6% at September 30, 2000.

         - Dividend coverage to Funds from operations ("FFO") was 55.3% and Cash Available for Distribution ("CAD") was 65.2% for the nine months ended September 30, 2001.

         - Operating margins and expense control have improved from 60.1% to 63.1% for the quarters ended September 30, 2000 and 2001.

         - For the third quarter, portfolio wide net operating income ("NOI") was increased to $26,652,000 compared to $24,483,000 for the prior year.

Funds from operations for the third quarter totaled $17.82 million or $0.64 per share on a fully diluted basis, as compared with $16.11 million or $0.58 per share on a fully diluted basis, for the third quarter 2000. This represents a 10.3% increase in fully diluted FFO per share between years. Revenues for the third quarter 2001 totaled $43.5 million, as compared to revenues of $41.8 million for the same period in 2000, a 4.1% increase. For purposes of FFO, the weighted average number of common shares and units outstanding totaled 27,912,000 for the third quarter 2001 on a fully diluted basis.

For the nine months ended September 30, 2001, FFO totaled $53.06 million on revenues of $129.7 million compared with FFO of $40 million on revenues of $126.4 million for the same period in 2000, a 32.6% increase in FFO and a 2.6% increase in revenues. FFO per fully diluted share for the nine months ended September 30, 2001, was $1.90 as compared to $1.43 per fully diluted share for the same period in 2000, a 32.9% increase. Included in the first nine months of 2000 was a charge of $10.7 million related to the Company's reorganization. Excluding this reorganization charge, FFO would have been $50.7 million or $1.81 per share on a fully diluted basis, representing a 4.7% increase in FFO and a 5.0% increase in fully diluted FFO per share between years.

Earnings Estimates:

On our scheduled November 8, 2001 conference call, management will discuss earnings guidance for 2001. Based on current market conditions and certain assumptions with regard to rental rates and other projections, a general range of fully diluted FFO per share for 2001 will be discussed as follows:

                                 Year              Range
                                 ----              -----
                                 2001             $2.51 - $2.54

Estimates of future FFO per share are by definition, and certain other matters discussed in this press release may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be attained. Certain factors that could cause actual results to differ materially from Koger Equity's expectations are set forth as risk factors in the company's SEC reports and filings, including its annual report on Form 10-K. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; its ability to timely lease or re-lease space at current or anticipated rents; its ability to achieve economies of scale over time; the demand for tenant services beyond those traditionally provided by landlords; changes in interest rates; changes in operating costs; its ability to attract and retain high-quality personnel at a reasonable cost in a highly competitive labor environment; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; and its ability to complete current and future development projects on schedule and on budget. Many of these factors are beyond Koger Equity's ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements contained or incorporated by reference herein, Koger Equity claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Koger Equity, Inc. (NYSE: KE) owns and operates 20 suburban office parks and four freestanding buildings, containing 10.9 million rentable square feet, located in 13 cities in the Southeast and Southwest. Copies of the Company's September 30, 2001, Third Quarter Supplemental Disclosure package are available upon request to Investor Relations, 8880 Freedom Crossing Trail, Suite 101, Jacksonville, Florida, 32256-8280, 1-904-538-8871.

In addition, the Third Quarter Supplemental Disclosure and further Koger Equity information can be found on the Company's web site at www.koger.com.

KOGER EQUITY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands except per Share Data)

                                                                             For the                    For the
                                                                        Three Months Ended           Nine Months Ended
                                                                      9/30/01      9/30/00        9/30/01        9/30/00
                                                                      -------      --------       --------      ---------
REVENUES
  Rental and other rental services                                     $42,243      $ 40,750       $125,462      $ 124,287
  Management fees                                                        1,074           604          3,530          1,255
  Interest                                                                 154           229            596            478
  Income from Koger Realty Services, Inc.                                   --           191             81            352
                                                                       -------      --------       --------      ---------
     Total revenues                                                     43,471        41,774        129,669        126,372
                                                                       -------      --------       --------      ---------

EXPENSES
  Property operations                                                   15,591        16,267         46,749         47,964
  Depreciation and amortization                                          9,844         8,760         27,834         25,886
  Mortgage and loan interest                                             6,316         6,882         19,379         20,559
  General and administrative                                             2,276         2,001          6,148         16,088
  Direct cost of management fees                                           798           309          2,658            607
  Other                                                                     60            55            171            191
                                                                       -------      --------       --------      ---------
     Total expenses                                                     34,885        34,274        102,939        111,295
                                                                       -------      --------       --------      ---------

INCOME BEFORE GAIN ON SALE OR DISPOSITION OF
  ASSETS, INCOME TAXES AND MINORITY INTEREST                             8,586         7,500         26,730         15,077
Gain on sale or disposition of assets                                       --         2,033             --          6,437
                                                                       -------      --------       --------      ---------
INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                         8,586         9,533         26,730         21,514
Income taxes                                                               257          (174)           449            (19)
                                                                       -------      --------       --------      ---------
INCOME BEFORE MINORITY INTEREST                                          8,329         9,707         26,281         21,533
Minority interest                                                          323           361            937            992
                                                                       -------      --------       --------      ---------
NET INCOME                                                             $ 8,006      $  9,346       $ 25,344      $  20,541
                                                                       =======      ========       ========      =========

EARNINGS PER SHARE:
   Basic                                                               $  0.30      $   0.35       $   0.94      $    0.77
                                                                       =======      ========       ========      =========
   Diluted                                                             $  0.30      $   0.35       $   0.94      $    0.76
                                                                       =======      ========       ========      =========
WEIGHTED AVERAGE SHARES:
   Basic                                                                26,865        26,710         26,872         26,707
                                                                       =======      ========       ========      =========
   Diluted                                                              26,912        26,920         26,888         26,991
                                                                       =======      ========       ========      =========


KOGER EQUITY, INC.
FUNDS FROM OPERATIONS
(In Thousands except per Share Data)

                                                                              For the                     For the
                                                                        Three Months Ended           Nine Months Ended
                                                                       9/30/01      9/30/00        9/30/01      9/30/00
                                                                       -------      --------       -------      --------
Net income                                                             $ 8,006      $  9,346       $25,344      $ 20,541
Depreciation - real estate                                               8,849         7,889        24,991        23,348
Amortization - deferred tenant costs                                       597           500         1,658         1,431
Amortization - goodwill                                                     43            43           128           128
Minority interest                                                          323           361           937           992
Gain on sale of operating properties                                        --        (1,709)           --        (6,385)
Loss (gain) on sale or disposition of non-operating assets                  --          (324)           --           (52)
                                                                       -------      --------       -------      --------
Funds from operations                                                  $17,818      $ 16,106       $53,058      $ 40,003
                                                                       =======      ========       =======      ========
Weighted average shares/units outstanding - diluted                     27,912        27,920        27,888        27,991
Funds from operations, per diluted share/unit                          $  0.64      $   0.58       $  1.90      $   1.43

KOGER EQUITY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)


                                                                          SEPTEMBER 30,          DECEMBER 31,
                                                                               2001                  2000
                                                                          -------------          -----------
ASSETS
Real estate investments:
  Operating properties:
     Land                                                                   $ 140,448             $ 138,214
     Buildings                                                                831,406               805,935
     Furniture and equipment                                                    3,228                 2,631
     Accumulated depreciation                                                (180,983)             (155,817)
                                                                            ---------             ---------
         Operating properties - net                                           794,099               790,963
  Properties under construction:
     Land                                                                          --                 2,128
     Buildings                                                                     --                12,023
  Undeveloped land held for investment                                         13,899                13,899
  Undeveloped land held for sale, net of allowance                                 76                    76
Cash and cash equivalents                                                       9,140                 1,615
Accounts receivable, net of allowance for uncollectible accounts
  of $787 and $584                                                             12,338                13,232
Investment in Koger Realty Services, Inc.                                          --                 2,533
Cost in excess of fair value of net assets acquired, net of
  accumulated amortization of $1,281 and $1,195                                 1,232                 1,360
Other assets                                                                   13,997                13,193
                                                                            ---------             ---------
     TOTAL ASSETS                                                           $ 844,781             $ 851,022
                                                                            =========             =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgages and loans payable                                               $ 337,879             $ 343,287
  Accounts payable                                                              3,090                 4,961
  Accrued real estate taxes payable                                             9,491                 4,175
  Accrued liabilities - other                                                   8,969                10,562
  Dividends payable                                                             9,381                 9,392
  Advance rents and security deposits                                           6,489                 7,014
                                                                            ---------             ---------
     Total Liabilities                                                        375,299               379,391
                                                                            ---------             ---------

Minority interest                                                              23,132                23,138
                                                                            ---------             ---------

Shareholders' equity:
  Common stock                                                                    296                   296
  Capital in excess of par value                                              469,010               468,277
  Notes receivable from stock sales                                            (5,066)               (6,250)
  Retained earnings                                                            17,460                20,261
  Treasury stock, at cost                                                     (35,350)              (34,091)
                                                                            ---------             ---------
     Total Shareholders' Equity                                               446,350               448,493
                                                                            ---------             ---------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $ 844,781             $ 851,022
                                                                            =========             =========

                                       ###

                              KOGER EQUITY, INC.
                                 SUPPLEMENTAL
                                  INFORMATION

                              SEPTEMBER 30, 2001

                              KOGER EQUITY, INC.
                           SUPPLEMENTAL INFORMATION

                               TABLE OF CONTENTS
                              SEPTEMBER 30, 2001

                            Schedule                                Page
--------------------------------------------------------     -------------------

Consolidated Balance Sheets                                         2, 3

Consolidated Statement of Operations                                4, 5

Funds from Operations                                               6, 7

Net Operating Income                                                8, 9

Summary of Outstanding Debt                                          10

Operating Property Acquisitions                                      11

Building Completions                                                 12

Buildings Under Construction                                         13

Twenty-five Largest Tenants                                          14

Regional Summary of MSAs                                             15

Occupancy Summary                                                    16

Lease Distribution                                                   17

Lease Expirations                                                  18, 19

Net Effective Rents                                                  20

Same Suite Analysis                                                  21

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS


Dollars in thousands
----------------------------------------------------------------------------------------------------------------------------------
                                                               (Unaudited)   (Unaudited)   (Unaudited)                 (Unaudited)
                                                                 9/30/01       6/30/01      3/31/01      12/31/00       9/30/00
                                                                ---------    ---------     ---------     ---------     ---------
ASSETS
Real Estate Investments:
    Operating properties:
      Land                                                      $ 140,448     $ 140,342     $ 139,579     $ 138,214     $ 138,214
      Buildings                                                   831,406       827,844       819,065       805,935       800,007
      Furniture and equipment                                       3,228         3,208         3,158         2,631         2,541
      Accumulated depreciation                                   (180,983)     (172,473)     (164,296)     (155,817)     (147,445)
                                                                ---------     ---------     ---------     ---------     ---------
         Operating properties - net                               794,099       798,921       797,506       790,963       793,317
    Properties under construction:
      Land                                                                                        762         2,128         2,128
      Buildings                                                                     351         4,213        12,023         8,007
    Undeveloped land held for investment                           13,899        13,899        13,899        13,899        13,899
    Undeveloped land held for sale                                     76            76            76            76            76
Cash and temporary investments                                      9,140         8,537         5,334         1,615         4,096
Accounts receivable, net                                           12,338        13,240        13,592        13,232        11,717
Investment in Koger Realty Services, Inc.                                                                     2,533         2,316
Cost in excess of fair value of net assets acquired, net            1,232         1,275         1,318         1,360         1,402
Other assets                                                       13,997        13,142        13,173        13,193        12,316
                                                                ---------     ---------     ---------     ---------     ---------
TOTAL ASSETS                                                    $ 844,781     $ 849,441     $ 849,873     $ 851,022     $ 849,274
                                                                =========     =========     =========     =========     =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
    Mortgages and loan payable                                  $ 337,879     $ 342,004     $ 344,107     $ 343,287     $ 336,405
    Accounts payable                                                3,090         2,771         2,897         4,961         3,424
    Accrued real estate taxes payable                               9,491         8,234         5,539         4,175        10,173
    Accrued liabilities - other                                     8,969         9,417         9,609        10,562         9,138
    Dividends payable                                               9,381         9,385         9,381         9,392         9,374
    Advance rents and security deposits                             6,489         6,967         7,203         7,014         7,076
                                                                ---------     ---------     ---------     ---------     ---------
      Total Liabilities                                           375,299       378,778       378,736       379,391       375,590
                                                                ---------     ---------     ---------     ---------     ---------

Minority interest                                                  23,132        23,124        23,190        23,138        23,275
                                                                ---------     ---------     ---------     ---------     ---------

Shareholders' Equity:
    Common stock                                                      296           296           296           296           295
    Capital in excess of par value                                469,010       468,715       468,485       468,277       467,664
    Notes receivable from stock sales                              (5,066)       (5,457)       (5,459)       (6,250)       (6,456)
    Retained earnings                                              17,460        18,836        19,507        20,261        23,040
    Treasury stock, at cost                                       (35,350)      (34,851)      (34,882)      (34,091)      (34,134)
                                                                ---------     ---------     ---------     ---------     ---------
      Total Shareholders' Equity                                  446,350       447,539       447,947       448,493       450,409
                                                                ---------     ---------     ---------     ---------     ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $ 844,781     $ 849,441     $ 849,873     $ 851,022     $ 849,274
                                                                =========     =========     =========     =========     =========

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

Dollars in thousands
----------------------------------------------------------------------------------------------------------------------------------
                                                                 12/31/00      12/31/99      12/31/98      12/31/97      12/31/96
                                                                 ---------     ---------     ---------     ---------     ---------
ASSETS
Real Estate Investments:
    Operating properties:
      Land                                                       $ 138,214     $ 140,061     $ 137,047     $ 111,697     $  98,567
      Buildings                                                    805,935       784,769       731,558       567,332       482,836
      Furniture and equipment                                        2,631         2,693         3,578         2,220         1,569
      Accumulated depreciation                                    (155,817)     (137,452)     (129,682)     (104,700)      (82,478)
                                                                 ---------     ---------     ---------     ---------     ---------
        Operating properties - net                                 790,963       790,071       742,501       576,549       500,494
    Properties under construction:
      Land                                                           2,128         8,347        11,318         8,978         2,083
      Buildings                                                     12,023        41,912        31,562        18,608           930
    Undeveloped land held for investment                            13,899        16,034        19,272        13,249        20,558
    Undeveloped land held for sale                                      76         1,103         1,263         1,512         6,550
Cash and temporary investments                                       1,615             0         4,827        16,955        35,715
Accounts receivable, net                                            13,232        10,512         6,158         5,646         5,600
Investment in Koger Realty Services, Inc.                            2,533         2,319         1,661           472           259
Cost in excess of fair value of net assets acquired, net             1,360         1,530         1,700         1,870         2,040
Other assets                                                        13,193        13,911        14,733        12,258        10,437
                                                                 ---------     ---------     ---------     ---------     ---------
TOTAL ASSETS                                                     $ 851,022     $ 885,739     $ 834,995     $ 656,097     $ 584,666
                                                                 =========     =========     =========     =========     =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
    Mortgages and loans payable                                  $ 343,287     $ 351,528     $ 307,903     $ 181,963     $ 203,044
    Accounts payable                                                 4,961        12,716        12,139         8,802         4,662
    Accrued real estate taxes payable                                4,175         1,383         4,407         3,294         2,144
    Accrued liabilities - other                                     10,562        13,162         9,288         6,623         5,467
    Dividends payable                                                9,392         9,370         7,971         6,352         1,045
    Advance rents and security deposits                              7,014         6,570         5,432         4,801         4,169
                                                                 ---------     ---------     ---------     ---------     ---------
      Total Liabilities                                            379,391       394,729       347,140       211,835       220,531
                                                                 ---------     ---------     ---------     ---------     ---------

Minority interest                                                   23,138        23,184        23,092             0             0
                                                                 ---------     ---------     ---------     ---------     ---------

Shareholders' Equity:
    Common stock                                                       296           288           286           284           236
    Capital in excess of par value                                 468,277       457,945       454,988       441,451       362,127
    Notes receivable from stock sales                               (6,250)            0             0             0             0
    Warrants                                                             0             0             0             0         2,243
    Retained earnings                                               20,261        30,546        30,020        30,947        22,666
    Treasury stock, at cost                                        (34,091)      (20,953)      (20,531)      (28,420)      (23,137)
                                                                 ---------     ---------     ---------     ---------     ---------
      Total Shareholders' Equity                                   448,493       467,826       464,763       444,262       364,135
                                                                 ---------     ---------     ---------     ---------     ---------
TOTAL LIABILITIES AND SHAREHOLDERS'  EQUITY                      $ 851,022     $ 885,739     $ 834,995     $ 656,097     $ 584,666
                                                                 =========     =========     =========     =========     =========

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

In thousands, except per share data
----------------------------------------------------------------------------------------------------------------------
                                                                                Three Months Ended
                                                          ------------------------------------------------------------
                                                          9/30/01     6/30/01     3/31/01       12/31/00      9/30/00
                                                          -------     -------     --------      --------      --------
REVENUES
 Rental and other rental services                         $42,243     $41,628     $ 41,591      $ 40,446      $ 40,750
 Management fees                                            1,074       1,362        1,094           538           604
 Interest                                                     154         195          247           225           229
 Income from Koger Realty Services, Inc.                        0           0           81           293           191
                                                          -------     -------     --------      --------      --------
   Total revenues                                          43,471      43,185       43,013        41,502        41,774
                                                          -------     -------     --------      --------      --------

EXPENSES

 Property operations                                       15,591      15,766       15,392        13,904        16,267
 Depreciation and amortization                              9,844       9,043        8,947         9,247         8,760
 Mortgage and loan interest                                 6,316       6,427        6,636         6,709         6,882
 General and administrative                                 2,276       1,833        2,039         4,129         2,001
 Direct cost of management fees                               798         945          915           291           309
 Other                                                         60          59           52            26            55
                                                          -------     -------     --------      --------      --------
   Total expenses                                          34,885      34,073       33,981        34,306        34,274
                                                          -------     -------     --------      --------      --------

INCOME BEFORE GAIN (LOSS) ON SALE
    OR DISPOSITION OF ASSETS                                8,586       9,112        9,032         7,196         7,500
Gain (loss) on sale or disposition of assets                    0           3           (3)         (422)        2,033
                                                          -------     -------     --------      --------      --------
INCOME BEFORE INCOME TAXES                                  8,586       9,115        9,029         6,774         9,533
Income taxes                                                  257         152           40            (2)         (174)
                                                          -------     -------     --------      --------      --------
INCOME BEFORE MINORITY INTEREST                             8,329       8,963        8,989         6,776         9,707
Minority interest                                             323         250          364           164           361
                                                          -------     -------     --------      --------      --------
NET INCOME                                                $ 8,006     $ 8,713     $  8,625      $  6,612      $  9,346
                                                          =======     =======     ========      ========      ========
EARNINGS PER SHARE - DILUTED                              $  0.30     $  0.32     $   0.32      $   0.25      $   0.35
                                                          =======     =======     ========      ========      ========
WEIGHTED AVERAGE SHARES - DILUTED                          26,912      26,869       26,883        26,876        26,920
                                                          =======     =======     ========      ========      ========


OPERATING MARGIN                                             63.1%       62.1%        63.0%         65.6%         60.1%
                                                          =======     =======     ========      ========      ========

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

In thousands, except per share data
----------------------------------------------------------------------------------------------------
                                                     2000          1999         1998         1997
                                                  ---------      --------     --------     ---------
REVENUES
  Rental and other rental services                $ 164,733      $156,153     $133,663     $ 109,501
  Management fees                                     1,793         2,384        2,277         2,637
  Interest                                              703           457          446         1,274
  Income from Koger Realty Services, Inc.               645         1,099        1,696           577
                                                  ---------      --------     --------     ---------
    Total revenues                                  167,874       160,093      138,082       113,989
                                                  ---------      --------     --------     ---------

EXPENSES
  Property operations                                61,868        60,582       53,719        44,453
  Depreciation and amortization                      35,133        32,314       28,381        24,073
  Mortgage and loan interest                         27,268        21,893       16,616        16,517
  General and administrative                         20,217         8,633        6,953         6,374
  Direct cost of management fees                        898         1,432        1,368         1,896
  Other                                                 217         1,143          383           413
  Recovery of loss on land held for sale                  0             0            0          (379)
                                                  ---------      --------     --------     ---------
    Total expenses                                  145,601       125,997      107,420        93,347
                                                  ---------      --------     --------     ---------

INCOME BEFORE GAIN ON SALE
    OR DISPOSITION OF ASSETS                         22,273        34,096       30,662        20,642
Gain on sale or disposition of assets                 6,015         3,851           35         1,955
                                                  ---------      --------     --------     ---------
INCOME BEFORE INCOME TAXES                           28,288        37,947       30,697        22,597
Income taxes                                            (21)          187          956           935
                                                  ---------      --------     --------     ---------
INCOME BEFORE MINORITY INTEREST                      28,309        37,760       29,741        21,662
Minority interest                                     1,156         1,174          139             0
                                                  ---------      --------     --------     ---------
INCOME BEFORE EXTRAORDINARY ITEM                     27,153        36,586       29,602        21,662
Extraordinary loss on early retirement of debt            0             0            0           458
                                                  ---------      --------     --------     ---------
NET INCOME                                        $  27,153      $ 36,586     $ 29,602     $  21,204
                                                  =========      ========     ========     =========
EARNINGS PER SHARE - DILUTED                      $    1.01      $   1.35     $   1.10     $    0.94
                                                  =========      ========     ========     =========
WEIGHTED AVERAGE SHARES - DILUTED                    26,962        27,019       26,901        22,495
                                                  =========      ========     ========     =========

OPERATING MARGIN                                       62.4%         61.2%        59.8%         59.4%
                                                  =========      ========     ========     =========

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              FUNDS FROM OPERATIONS
                                   (UNAUDITED)


In thousands, except per share data
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Three Months Ended
                                                                 ----------------------------------------------------------------
                                                                 9/30/01       6/30/01       3/31/01       12/31/00      9/30/00
                                                                 --------      --------      --------      --------      --------
Funds from Operations:
  Net income                                                     $  8,006      $  8,713      $  8,625      $  6,612      $  9,346
  Depreciation - real estate                                        8,849         8,097         8,045         8,372         7,889
  Amortization - deferred tenant costs                                597           552           509           492           500
  Amortization - goodwill                                              43            43            42            42            43
  Minority interest                                                   323           250           364           164           361
  Loss (gain) on sale of operating properties                           0             0             0           422        (1,709)
  Loss (gain) on sale of non-operating assets                           0            (3)            3             0          (324)
                                                                 --------      --------      --------      --------      --------
    Funds from Operations                                          17,818        17,652        17,588        16,104        16,106

Cash Available for Distribution:
Add (Deduct):
  Rental income from straight-line rents                             (374)         (491)         (267)         (470)         (367)
  Amortization of deferred financing costs                            227           227           226           226           221
  Building improvements                                              (867)         (876)         (274)         (643)         (960)
  2nd generation tenant improvements                               (1,748)       (1,725)       (1,506)       (1,254)       (2,553)
  2nd generation leasing commissions                                 (278)         (310)         (187)         (542)         (396)
                                                                 --------      --------      --------      --------      --------
    Cash Available for Distribution                              $ 14,778      $ 14,477      $ 15,580      $ 13,421      $ 12,051
                                                                 ========      ========      ========      ========      ========

Weighted average common shares/units
    outstanding - diluted                                          27,912        27,869        27,883        27,876        27,920
                                                                 ========      ========      ========      ========      ========

Per share/unit - diluted:
    Funds from operations                                        $   0.64      $   0.63      $   0.63      $   0.58      $   0.58
                                                                 ========      ========      ========      ========      ========
    Cash available for distribution                              $   0.53      $   0.52      $   0.56      $   0.48      $   0.43
                                                                 ========      ========      ========      ========      ========
Dividends paid                                                   $   0.35      $   0.35      $   0.35      $   0.35      $   0.35
                                                                 ========      ========      ========      ========      ========

Dividend payout ratio:
    Funds from operations                                            54.7%         55.6%         55.6%         60.3%         60.3%
                                                                 ========      ========      ========      ========      ========
    Cash available for distribution                                  66.0%         67.3%         62.5%         72.9%         81.4%
                                                                 ========      ========      ========      ========      ========

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              FUNDS FROM OPERATIONS
                                   (UNAUDITED)


In thousands, except per share data
-----------------------------------------------------------------------------------------------------------------------------
                                            YTD 9/30/01    YTD 9/30/00      2000          1999          1998          1997
                                            -----------    -----------    --------      --------      --------      --------
Funds from Operations:
  Net income                                  $ 25,344      $ 20,541      $ 27,153      $ 36,586      $ 29,602      $ 21,204
  Depreciation - real estate                    24,991        23,348        31,720        28,800        25,146        21,795
  Amortization - deferred tenant costs           1,658         1,431         1,923         2,132         1,464         1,031
  Amortization - goodwill                          128           128           170           170           170           170
  Minority interest                                937           992         1,156         1,174           139             0
  Gain on sale of operating properties               0        (6,385)       (5,963)       (3,846)            0             0
  Gain on sale of non-operating assets               0           (52)          (52)           (5)          (35)       (1,955)
  Recovery of loss on land held for sale             0             0             0             0             0          (379)
  Loss on early retirement of debt                   0             0             0             0             0           458
                                              --------      --------      --------      --------      --------      --------
    Funds from Operations                       53,058        40,003        56,107        65,011        56,486        42,324

Cash Available for Distribution:
Add (Deduct):
  Rental income from straight-line rents        (1,132)       (1,427)       (1,897)       (1,764)       (1,335)         (454)
  Amortization of deferred financing costs         680           662           888           836         1,069           637
  Building improvements                         (2,017)       (2,161)       (2,804)       (3,741)       (2,883)       (2,618)
  2nd generation tenant improvements            (4,979)       (7,108)       (8,362)      (13,204)      (11,057)       (7,513)
  2nd generation leasing commissions              (775)       (1,170)       (1,712)       (1,736)       (1,649)       (1,902)
                                              --------      --------      --------      --------      --------      --------
    Cash Available for Distribution           $ 44,835      $ 28,799      $ 42,220      $ 45,402      $ 40,631      $ 30,474
                                              ========      ========      ========      ========      ========      ========

Weighted average common shares/units
  outstanding - diluted                         27,888        27,991        27,962        28,019        27,093        22,495
                                              ========      ========      ========      ========      ========      ========

Per share/unit - diluted:
  Funds from operations                       $   1.90      $   1.43      $   2.01      $   2.32      $   2.08      $   1.88
                                              ========      ========      ========      ========      ========      ========
  Cash available for distribution             $   1.61      $   1.03      $   1.51      $   1.62      $   1.50      $   1.35
                                              ========      ========      ========      ========      ========      ========
Dividends paid                                $   1.05      $   1.05      $   1.40      $   1.30      $   1.10      $   0.35
                                              ========      ========      ========      ========      ========      ========

Dividend payout ratio:
  Funds from operations                           55.3%         73.4%         69.7%         56.0%         52.9%         18.6%
                                              ========      ========      ========      ========      ========      ========
  Cash available for distribution                 65.2%        101.9%         92.7%         80.2%         73.3%         25.9%
                                              ========      ========      ========      ========      ========      ========

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              NET OPERATING INCOME
                                      2001


                                                          Three Months Ended                    Year          Year
                                           ----------------------------------------------      To Date       To Date
                                            3/31/01       6/30/01      9/30/01   12/31/01      9/30/01       9/30/00       Change
                                            --------     --------     --------   --------     ---------     ---------     -------
                                             $(000)       $(000)       $(000)     $(000)       $(000)         $(000)       $(000)
Same Store Sales:
     Revenues                                 39,061       38,388       38,451                  115,900       116,103        (203)
     Expenses                                 14,337       14,627       14,506                   43,470        43,551         (81)
                                            --------     --------     --------   --------     ---------     ---------     -------
     Net Operating Income                     24,724       23,761       23,945                   72,430        72,552        (122)
                                            --------     --------     --------   --------     ---------     ---------     -------

2000 and 2001 Acquisitions:
     Revenues                                      0            0            0                        0             0           0
     Expenses                                      0            0            0                        0             0           0
                                            --------     --------     --------   --------     ---------     ---------     -------
     Net Operating Income                          0            0            0                        0             0           0
                                            --------     --------     --------   --------     ---------     ---------     -------

Building Completions (1):
     Revenues                                  2,530        3,240        3,792                    9,562         3,041       6,521
     Expenses                                  1,055        1,139        1,085                    3,279         2,218       1,061
                                            --------     --------     --------   --------     ---------     ---------     -------
     Net Operating Income                      1,475        2,101        2,707                    6,283           823       5,460
                                            --------     --------     --------   --------     ---------     ---------     -------

2000 and 2001 Property Sales:
     Revenues                                      0            0            0                        0         5,143      (5,143)
     Expenses                                      0            0            0                        0         2,195      (2,195)
                                            --------     --------     --------   --------     ---------     ---------     -------
     Net Operating Income                          0            0            0                        0         2,948      (2,948)
                                            --------     --------     --------   --------     ---------     ---------     -------

Total Company:
     Revenues                                 41,591       41,628       42,243                  125,462       124,287       1,175
     Expenses                                 15,392       15,766       15,591                   46,749        47,964      (1,215)
                                            --------     --------     --------   --------     ---------     ---------     -------
     Net Operating Income                     26,199       25,862       26,652                   78,713        76,323       2,390
                                            ========     ========     ========   ========     =========     =========     =======

(1) Includes buildings completed after 12/31/99 and the Chisholm Building which was not stabilized at 1/1/00.

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              NET OPERATING INCOME
                                      2000


                                                                  Three Months Ended                           Year
                                                     --------------------------------------------------       To Date
                                                     3/31/00       6/30/00       9/30/00       12/31/00      12/31/00
                                                     --------      --------      --------      --------      ---------
                                                      $(000)        $(000)        $(000)        $(000)        $(000)
Same Store Sales:
  Revenues                                             38,212        38,932        38,959        38,493        154,596
  Expenses                                             13,845        14,625        15,081        13,383         56,934
                                                     --------      --------      --------      --------      ---------
  Net Operating Income                                 24,367        24,307        23,878        25,110         97,662
                                                     --------      --------      --------      --------      ---------

2000 Acquisitions:
  Revenues                                                  0             0             0             0              0
  Expenses                                                  0             0             0             0              0
                                                     --------      --------      --------      --------      ---------
  Net Operating Income                                      0             0             0             0              0
                                                     --------      --------      --------      --------      ---------

Building Completions (1):
  Revenues                                                601         1,152         1,288         1,954          4,995
  Expenses                                                582           769           867           517          2,735
                                                     --------      --------      --------      --------      ---------
  Net Operating Income                                     19           383           421         1,437          2,260
                                                     --------      --------      --------      --------      ---------

2000 Property Sales:
  Revenues                                              2,593         2,047           503            (1)         5,142
  Expenses                                                995           881           319             4          2,199
                                                     --------      --------      --------      --------      ---------
  Net Operating Income                                  1,598         1,166           184            (5)         2,943
                                                     --------      --------      --------      --------      ---------

Total Company:
  Revenues                                             41,406        42,131        40,750        40,446        164,733
  Expenses                                             15,422        16,275        16,267        13,904         61,868
                                                     --------      --------      --------      --------      ---------
  Net Operating Income                                 25,984        25,856        24,483        26,542        102,865
                                                     ========      ========      ========      ========      =========

(1) Includes buildings completed after 12/31/99 and the Chisholm Building which was not stabilized at 1/1/00.

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           SUMMARY OF OUTSTANDING DEBT
                            AS OF SEPTEMBER 30, 2001


                                                                                         Monthly           Outstanding Balance
                                                         Interest                          Debt         ------------------------
            Description                                    Rate          Maturity        Service        9/30/01         12/31/00
----------------------------------------                 --------        --------        -------        -------         --------
                                                                                          $(000)         $(000)          $(000)
Fixed Rate:
    Northwestern Mutual - Tranche A                       8.19%          01/02/07            789         93,748          95,043
    Northwestern Mutual - Tranche B                       8.33%          01/02/09            710         83,408          84,548
    Northwestern Mutual - Tranche C                       7.10%          01/02/07            105         14,263          14,441
    Northwestern Mutual - Tranche D                       7.10%          01/02/09            216         29,398          29,766
    New York Life                                         8.00%          02/10/02             68          7,947           8,074
    Allstate Life                                         8.20%          12/01/06            165         19,563          19,838

                                                                                           -----        -------         -------
      Total Fixed Rate Debt                               8.04%                            2,053        248,327         251,710
                                                                                           -----        -------         -------

Variable Rate:
    GE Capital                                            7.88%          06/30/21             13          1,552           1,577
    Secured Revolving Credit Facility -
      $150 Million                                        4.78%         12/30/2001                       88,000          90,000
                                                                                           -----        -------         -------
       Total Variable Rate Debt                           4.83%                               13         89,552          91,577
                                                                                           -----        -------         -------

      Total Debt                                          7.19%                            2,066        337,879         343,287
                                                                                           =====        =======         =======


                                                                                                           Amount
                                                                                                         ---------
                                                                                                           $(000)

Schedule of Mortgage Maturities by Year (1):
    2001                                                                                                     1,568
    2002                                                                                                    12,720
    2003                                                                                                     5,235
    2004                                                                                                     5,672
    2005                                                                                                     6,148
    Thereafter                                                                                             218,536
                                                                                                         ---------
      Total                                                                                                249,879
                                                                                                         =========

(1)      Does not include Secured Revolving Credit Facility.

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                         OPERATING PROPERTY ACQUISITIONS
                               1999, 2000 and 2001


                                                                                                 Percent
                                                Square          Date             Purchase        Leased
          Property         Location              Feet        Purchased           Price (1)       9/30/01
----------------------   ------------        -----------    -----------         -----------      --------
1999
----

Charlotte University     Charlotte, NC           190,600      11/01/99          $23,100,000        100%
Orlando Lake Mary        Orlando, FL             318,000      11/01/99           41,000,000         97%
                                             -----------                        ----------
                                                 508,600                        $64,100,000         98%
                                             ===========                        ===========        ===

2000
----
None

2001
----
None


(1) Purchase price consists of the contract price only and does not include closing costs.

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              BUILDING COMPLETIONS
                               1999, 2000 and 2001


                                                                                                               Percent
                                                                  Square       Month                            Leased
           Property                   Location                     Feet      Completed      Total Cost (1)     9/30/01
------------------------------- ----------------------         ----------    ---------      --------------     --------
1999
----
Glenridge Building              Orlando, FL                        75,800     01/1999         $ 6,251,000          95%
Wingate Building                Greensboro, NC                     98,300     01/1999           7,143,000          72%
Chisholm Building               San Antonio, TX                   141,500     02/1999           9,888,000          76%
Coventry III Building (2)       El Paso, TX                        21,900     07/1999           2,001,000           NA
Carlton Building                Jacksonville, FL                  112,000     09/1999          10,849,000         100%
Landstar Building               Jacksonville, FL                  180,900     12/1999          16,057,000         100%
                                                               ----------                     -----------
                                                                  630,400                     $52,189,000          89%
                                                               ==========                     ===========        =====

2000
----
3500 Building                   Birmingham, AL                    144,900     01/2000         $13,888,000          85%
Columbia Building               Atlanta, GA                        90,200     01/2000           9,384,000         100%
Stuart Building                 Memphis, TN                        83,700     01/2000           7,551,000          85%
Dover Building                  Orlando, FL                        67,400     05/2000           5,867,000         100%
Duluth Building                 Atlanta, GA                       103,200     05/2000          10,098,000          81%
Pasco Building                  St. Petersburg, FL                 89,800     05/2000           7,662,000          79%
                                                               ----------                     -----------
                                                                  579,200                     $54,450,000          88%
                                                               ==========                     ===========        =====

2001
----
Collier Building                Jacksonville, FL                  113,500     02/2001         $10,575,000         100%
Rosemont Building               Orlando, FL                        67,400     06/2001           5,859,000          72%
                                                               ----------                     -----------
                                                                  180,900                     $16,434,000          89%
                                                               ==========                     ===========        =====



(1) Includes land and building construction costs. Does not include tenant improvement costs.

(2)      The El Paso Center was sold on August 11, 2000.

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                          BUILDINGS UNDER CONSTRUCTION
                               SEPTEMBER 30, 2001


                                                         Square        Expected         Projected       Pre-Leasing
          Property                   Location             Feet        Completion        Cost (1)          to Date
-----------------------------  ---------------------   ------------  --------------  ----------------  --------------

None.


                                                       -----------                       ----------
                                                                --                       $       --
                                                       ===========                       ===========       ==========

(1) Includes land and building construction costs. Does not include tenant improvement costs.

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           TWENTY-FIVE LARGEST TENANTS
                         BASED ON ANNUALIZED GROSS RENTS
                            AS OF SEPTEMBER 30, 2001


                                                                 Remaining                        Annualized
                                     Number         Leased         Term           Percent            Gross             Percent
          Tenant (a)                of Leases     Square Feet    (Months)        of Leased          Rent (b)           of Rent
-------------------------------     ---------     -----------    ---------       ---------        -----------          -------
U S Government                          60          999,085          86               10.6%       $17,318,498             10.6%
State of Florida                        51          774,827          33                8.2%        13,949,895              8.6%
Blue Cross Blue Shield                  11          540,702          27                5.7%         8,256,055              5.1%
United HealthCare                        4          263,505          34                2.8%         4,604,971              2.8%
Landstar Systems Holding, Inc.           1          176,000         158                1.9%         2,610,523              1.6%
CITIBANK                                 2          161,145          71                1.7%         2,391,881              1.5%
Zurich Insurance Company                 2           97,913          64                1.0%         1,959,903              1.2%
Siemens                                  8          116,567          17                1.2%         1,936,227              1.2%
General Electric                         5           92,425          17                1.0%         1,833,138              1.1%
Hanover Insurance                        1           89,500          15                0.9%         1,824,779              1.1%
ITT Hartford                             5          108,615          32                1.1%         1,697,307              1.0%
Hoechst Celanese Corp.                   1           92,376          21                1.0%         1,650,006              1.0%
Ford Motor Company                       3           63,271          33                0.7%         1,359,202              0.8%
Wells Fargo Bank                         6           89,957          32                1.0%         1,338,061              0.8%
Travelers Indemnity Company              1           72,905          21                0.8%         1,150,672              0.7%
Aetna Life Insurance Co.                 2           60,049          28                0.6%         1,148,686              0.7%
Homeside Lending, Inc.                   1           69,020          25                0.7%         1,129,018              0.7%
Reliance Electrical Industry             1           58,054          26                0.6%         1,103,853              0.7%
Dynamic Healthcare Tech Inc.             1           53,761          41                0.6%         1,078,325              0.7%
BellSouth                                5           72,542          49                0.8%         1,028,516              0.6%
Moody's Investor Services                1           58,072          11                0.6%           929,152              0.6%
Sara Lee Corp.                           1           51,188          45                0.5%           895,790              0.5%
Ahold Finance USA Inc.                   2           63,689          18                0.7%           849,598              0.5%
Best Software, Inc.                      1           47,110          15                0.5%           849,393              0.5%
General Motors Corporation               5           50,149          26                0.5%           791,927              0.5%

                                  --------        ---------                         ------        -----------            -----
  Total                                181        4,322,427                           45.7%       $73,685,376             45.1%
                                  ========        =========                        =======        ===========            =====
  Weighted Average                                                   49
                                                                 ========


(a) Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(b) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of September 30, 2001 multiplied by 12.

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                            REGIONAL SUMMARY OF MSAs
                            AS OF SEPTEMBER 30, 2001



                                                 # of      Age                           % Square         %
            MSA                  State           Bldgs    (yrs)      Square Feet           Feet         NOI (a)
----------------------------- -------------   ---------  -------    -------------        --------       -------

Atlanta                            GA             25        17         1,550,181            14.3%        17.8%
Orlando                            FL             28        17         1,298,672            12.0%        13.3%
Jacksonville                       FL             11         7         1,165,124            10.7%        11.4%
Charlotte                          NC             18        12         1,031,309             9.5%        10.3%
San Antonio                        TX             29        21         1,289,578            11.9%         8.4%
Tallahassee                        FL             19        19           833,209             7.7%         6.4%
Birmingham                         AL              6        10           564,180             5.2%         5.8%
Austin                             TX             12        21           440,666             4.1%         5.4%
St. Petersburg                     FL             15        19           666,726             6.1%         5.3%
Greenville                         SC             12        17           561,627             5.2%         4.9%
Greensboro                         NC             14        17           782,449             7.2%         4.8%
Memphis                            TN              6         8           526,874             4.8%         4.5%
Richmond                           VA              1        13           145,008             1.3%         1.7%

                                                 ---                  ----------           -----        -----
   Total                                         196        15        10,855,603           100.0%       100.0%
                                                 ===        ==        ==========           =====        =====


(a)      Based on net operating income for the third quarter of 2001.

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                OCCUPANCY SUMMARY
                            AS OF SEPTEMBER 30, 2001



                                    Square Footage                                               Percentage
                    ------------------------------------------------         ------------------------------------------------
                    Occupied       Leased       Vacant       Total           Occupied        Leased         Vacant     Total
                    --------       ------       ------       -----           --------        ------         ------    -------
Atlanta             1,356,058       5,534      188,589     1,550,181           87.5%          0.4%           12.2%     100.0%
Orlando             1,224,003       4,000       70,669     1,298,672           94.3%          0.3%            5.4%     100.0%
Jacksonville        1,124,131           0       40,993     1,165,124           96.5%          0.0%            3.5%     100.0%
Charlotte             942,491       2,448       86,370     1,031,309           91.4%          0.2%            8.4%     100.0%
San Antonio         1,085,632      30,381      173,565     1,289,578           84.2%          2.4%           13.5%     100.0%
Tallahassee           636,625      26,696      169,888       833,209           76.4%          3.2%           20.4%     100.0%
Birmingham            481,254           0       82,926       564,180           85.3%          0.0%           14.7%     100.0%
Austin                424,639       3,354       12,673       440,666           96.4%          0.8%            2.9%     100.0%
St. Petersburg        569,496       4,052       93,178       666,726           85.4%          0.6%           14.0%     100.0%
Greenville            469,278         987       91,362       561,627           83.6%          0.2%           16.3%     100.0%
Greensboro            547,046      15,191      220,212       782,449           69.9%          1.9%           28.1%     100.0%
Memphis               445,327       7,632       73,915       526,874           84.5%          1.4%           14.0%     100.0%
Richmond              145,008           0            0       145,008          100.0%          0.0%            0.0%     100.0%

                    ---------     -------    ---------    ----------           ----           ---            ----      -----
  Total             9,450,988     100,275    1,304,340    10,855,603           87.1%          0.9%           12.0%     100.0%
                    =========     =======    =========    ==========           ====           ===            ====      =====

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               LEASE DISTRIBUTION
                            AS OF SEPTEMBER 30, 2001



                                                         Tenant
                                                        Occupied     Percent      Annualized       Average     Percent
                             Number of     Percent of    Square     of Square       Gross         Annualized   of Total  Remaining
     Category                Leases (1)      Leases     Feet (2)       Feet         Rent (3)       Rent PSF      Rents     Term
     --------                ----------    ----------   --------    ---------     -----------     ----------   --------  ---------
2,500 or Less                  1,046          59.4%     1,194,813      12.7%      $20,679,916        $17.31      12.7%      25
2,501 - 5,000                    353          20.1%     1,262,355      13.5%       22,425,737         17.77      13.8%      30
5,001 - 7,500                    116           6.6%       714,184       7.6%       12,428,997         17.40       7.6%      31
7,501 - 10,000                    58           3.3%       503,576       5.4%        8,578,475         17.04       5.3%      36
10,001 - 20,000                   95           5.4%     1,314,441      14.0%       23,214,349         17.66      14.2%      36
20,001 - 40,000                   54           3.1%     1,580,290      16.8%       26,357,412         16.68      16.2%      53
40,001 - 60,000                   19           1.1%       978,224      10.4%       18,060,321         18.46      11.1%      52
60,001 - 100,000                  15           0.8%     1,187,236      12.6%       21,277,581         17.92      13.0%      51
100,001 or Greater                 4           0.2%       652,376       7.0%       10,023,173         15.36       6.1%      78

                               -----         -----      ---------     -----      ------------                   -----
  Total/Weighted Average       1,760         100.0%     9,387,495     100.0%     $163,045,961        $17.37     100.0%      43
                               =====         =====      =========     =====      ============        ======     =====       ==


                                                                         Square Feet          % of Total
                                                                         -----------          ----------

               Square footage occupied by tenants                         9,387,495               86.5%
               Square footage attributable to vending/antenna                 1,060                0.0%
               Square footage occupied by owner/building use                 62,433                0.6%
                                                                         ----------            -------
               TOTAL OCCUPIED SQUARE FOOTAGE                              9,450,988               87.1%
                                                                         ----------            -------
               Leased square footage                                        100,275                0.9%
               Vacant square footage                                      1,304,340               12.0%
                                                                         ----------            -------
               TOTAL NET RENTABLE SQUARE FOOTAGE                         10,855,603              100.0%
                                                                         ==========            =======


(1) Analysis does not include owner occupied space, vending leases and antenna leases.

(2)      Total rentable square feet represented by existing leases.

(3) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of September 30, 2001 multiplied by 12.

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                LEASE EXPIRATIONS
                            AS OF SEPTEMBER 30, 2001



    City                          Item                2001         2002         2003
-------------------------   --------------------   ---------    ---------    ---------

Atlanta                     Square Feet (1)           19,959      254,403       85,078
                            % Square Feet (2)           1.29%       16.41%        5.49%
                            Annualized Rent (3)      344,015    4,733,380    1,597,329
                            Number of Leases (4)          15           47           33
                            Rent PSF               $   17.24    $   18.61    $   18.77

Orlando                     Square Feet (1)           96,043      240,822      296,045
                            % Square Feet (2)           7.40%       18.54%       22.80%
                            Annualized Rent (3)    1,414,734    4,316,561    5,083,483
                            Number of Leases (4)          23           52           58
                            Rent PSF               $   14.73    $   17.92    $   17.17

Jacksonville                Square Feet (1)            1,327        5,296      480,175
                            % Square Feet (2)           0.11%        0.45%       41.21%
                            Annualized Rent (3)       26,540       95,816    7,188,103
                            Number of Leases (4)           1            4           15
                            Rent PSF               $   20.00    $   18.09    $   14.97

Charlotte                   Square Feet (1)           29,293      165,260      348,907
                            % Square Feet (2)           2.84%       16.02%       33.83%
                            Annualized Rent (3)      559,274    2,828,271    6,138,984
                            Number of Leases (4)           5           20           45
                            Rent PSF               $   19.09    $   17.11    $   17.59

San Antonio                 Square Feet (1)           75,053      132,445      282,639
                            % Square Feet (2)           5.82%       10.27%       21.92%
                            Annualized Rent (3)    1,056,694    2,032,617    4,703,806
                            Number of Leases (4)          41           67           97
                            Rent PSF               $   14.08    $   15.35    $   16.64

Tallahassee                 Square Feet (1)          124,450      134,424       80,806
                            % Square Feet (2)          14.94%       16.13%        9.70%
                            Annualized Rent (3)    2,261,320    2,325,220    1,555,527
                            Number of Leases (4)          19           36           11
                            Rent PSF               $   18.17    $   17.30    $   19.25

Birmingham                  Square Feet (1)           18,397       46,462       47,453
                            % Square Feet (2)           3.26%        8.24%        8.41%
                            Annualized Rent (3)      308,637      869,495      738,939
                            Number of Leases (4)           7           15           13
                            Rent PSF               $   16.78    $   18.71    $   15.57

Austin                      Square Feet (1)           42,080      123,379      110,346
                            % Square Feet (2)           9.55%       28.00%       25.04%
                            Annualized Rent (3)      806,379    2,481,996    2,325,434
                            Number of Leases (4)          14           59           45
                            Rent PSF               $   19.16    $   20.12    $   21.07

St. Petersburg              Square Feet (1)           42,690      114,550      112,571
                            % Square Feet (2)           6.40%       17.18%       16.88%
                            Annualized Rent (3)      642,734    1,957,744    1,653,190
                            Number of Leases (4)          12           39           32
                            Rent PSF               $   15.06    $   17.09    $   14.69



      City                          Item              2004         2005         2006         2007
-------------------------   --------------------   ---------    ---------    ---------    ---------

Atlanta                     Square Feet (1)           91,870      181,710       59,478      104,271
                            % Square Feet (2)           5.93%       11.72%        3.84%        6.73%
                            Annualized Rent (3)    1,770,827    3,420,678      977,231    2,201,139
                            Number of Leases (4)          29           23           16            2
                            Rent PSF               $   19.28    $   18.82    $   16.43    $   21.11

Orlando                     Square Feet (1)          225,044      125,025       72,670       50,642
                            % Square Feet (2)          17.33%        9.63%        5.60%        3.90%
                            Annualized Rent (3)    4,151,100    2,284,546    1,386,946      711,040
                            Number of Leases (4)          52           16           12            3
                            Rent PSF               $   18.45    $   18.27    $   19.09    $   14.04

Jacksonville                Square Feet (1)           91,714       11,987       79,821      267,516
                            % Square Feet (2)           7.87%        1.03%        6.85%       22.96%
                            Annualized Rent (3)    1,716,237      223,333    1,431,724    4,493,868
                            Number of Leases (4)           6            5            3            4
                            Rent PSF               $   18.71    $   18.63    $   17.94    $   16.80

Charlotte                   Square Feet (1)          193,292       66,723       54,957       18,818
                            % Square Feet (2)          18.74%        6.47%        5.33%        1.82%
                            Annualized Rent (3)    3,457,459    1,162,195      900,827      353,778
                            Number of Leases (4)          37           17            7            1
                            Rent PSF               $   17.89    $   17.42    $   16.39    $   18.80

San Antonio                 Square Feet (1)          440,582       75,420       56,675       12,616
                            % Square Feet (2)          34.16%        5.85%        4.39%        0.98%
                            Annualized Rent (3)    7,118,879    1,194,444      803,557      209,337
                            Number of Leases (4)          51           25            6            3
                            Rent PSF               $   16.16    $   15.84    $   14.18    $   16.59

Tallahassee                 Square Feet (1)           63,578        3,643      174,487            0
                            % Square Feet (2)           7.63%        0.44%       20.94%        0.00%
                            Annualized Rent (3)    1,067,751       61,135    3,561,280            0
                            Number of Leases (4)           8            2            5            0
                            Rent PSF               $   16.79    $   16.78    $   20.41    $    0.00

Birmingham                  Square Feet (1)          193,195       61,496       41,236            0
                            % Square Feet (2)          34.24%       10.90%        7.31%        0.00%
                            Annualized Rent (3)    3,571,627    1,209,000      819,141            0
                            Number of Leases (4)          13           10           11            0
                            Rent PSF               $   18.49    $   19.66    $   19.86    $    0.00

Austin                      Square Feet (1)           77,166       50,505       17,082        2,064
                            % Square Feet (2)          17.51%       11.46%        3.88%        0.47%
                            Annualized Rent (3)    1,671,620    1,124,227      378,613       45,202
                            Number of Leases (4)          28           11            9            1
                            Rent PSF               $   21.66    $   22.26    $   22.16    $   21.90

St. Petersburg              Square Feet (1)          105,471       74,481       25,015       31,350
                            % Square Feet (2)          15.82%       11.17%        3.75%        4.70%
                            Annualized Rent (3)    1,505,292    1,185,168      431,527      593,318
                            Number of Leases (4)          16           10            7            3
                            Rent PSF               $   14.27    $   15.91    $   17.25    $   18.93



      City                         Item                2008         2009         2010       2011 +        Total
-------------------------   --------------------   ---------    ---------    ---------    ---------    ----------

Atlanta                     Square Feet (1)          126,806      142,816       98,174      182,935     1,347,500
                            % Square Feet (2)           8.18%        9.21%        6.33%       11.80%        86.93%
                            Annualized Rent (3)    2,251,573    3,016,038    1,796,209    3,182,262    25,290,681
                            Number of Leases (4)           4            5            1            4           179
                            Rent PSF               $   17.76    $   21.12    $   18.30    $   17.40    $    18.77

Orlando                     Square Feet (1)           87,463       25,000          635            0     1,219,389
                            % Square Feet (2)           6.73%        1.93%        0.05%        0.00%        93.90%
                            Annualized Rent (3)    1,540,384      459,306       11,527            0    21,359,627
                            Number of Leases (4)           7            1            1            0           225
                            Rent PSF               $   17.61    $   18.37    $   18.15    $    0.00    $    17.52

Jacksonville                Square Feet (1)                0            0            0      176,000     1,113,836
                            % Square Feet (2)           0.00%        0.00%        0.00%       15.11%        95.60%
                            Annualized Rent (3)            0            0            0    2,610,523    17,786,144
                            Number of Leases (4)           0            0            0            1            39
                            Rent PSF               $    0.00    $    0.00    $    0.00    $   14.83    $    15.97

Charlotte                   Square Feet (1)                0       40,307       21,384            0       938,941
                            % Square Feet (2)           0.00%        3.91%        2.07%        0.00%        91.04%
                            Annualized Rent (3)            0      709,806      366,736            0    16,477,330
                            Number of Leases (4)           0            1            1            0           134
                            Rent PSF               $    0.00    $   17.61    $   17.15    $    0.00    $    17.55

San Antonio                 Square Feet (1)                0            0            0            0     1,075,430
                            % Square Feet (2)           0.00%        0.00%        0.00%        0.00%        83.39%
                            Annualized Rent (3)            0            0            0            0    17,119,334
                            Number of Leases (4)           0            0            0            0           290
                            Rent PSF               $    0.00    $    0.00    $    0.00    $    0.00    $    15.92

Tallahassee                 Square Feet (1)           48,876            0            0            0       630,264
                            % Square Feet (2)           5.87%        0.00%        0.00%        0.00%        75.64%
                            Annualized Rent (3)      872,437            0            0            0    11,704,670
                            Number of Leases (4)           1            0            0            0            82
                            Rent PSF               $   17.85    $    0.00    $    0.00    $    0.00    $    18.57

Birmingham                  Square Feet (1)                0       25,502       21,497       23,427       478,665
                            % Square Feet (2)           0.00%        4.52%        3.81%        4.15%        84.84%
                            Annualized Rent (3)            0      512,511      458,883      459,097     8,947,330
                            Number of Leases (4)           0            1            1            1            72
                            Rent PSF               $    0.00    $   20.10    $   21.35    $   19.60    $    18.69

Austin                      Square Feet (1)                0            0            0            0       422,622
                            % Square Feet (2)           0.00%        0.00%        0.00%        0.00%        95.91%
                            Annualized Rent (3)            0            0            0            0     8,833,471
                            Number of Leases (4)           0            0            0            0           167
                            Rent PSF               $    0.00    $    0.00    $    0.00    $    0.00    $    20.90

St. Petersburg              Square Feet (1)           30,226       12,709       17,686            0       566,749
                            % Square Feet (2)           4.53%        1.91%        2.65%        0.00%        85.00%
                            Annualized Rent (3)      640,187      159,752      242,570            0     9,011,482
                            Number of Leases (4)           1            1            1            0           122
                            Rent PSF               $   21.18    $   12.57    $   13.72    $    0.00    $    15.90



    City                          Item                 2001         2002         2003           2004
-------------------------   --------------------    ---------    ---------     ---------     ----------
Greenville                   Square Feet (1)           49,151        95,598       137,315       124,538
                             % Square Feet (2)           8.75%        17.02%        24.45%        22.17%
                             Annualized Rent (3)      823,253     1,564,086     2,375,495     1,920,913
                             Number of Leases (4)          26            61            32            39
                             Rent PSF               $   16.75    $    16.36    $    17.30    $    15.42

Greensboro                   Square Feet (1)           52,100       118,370       101,676       173,407
                             % Square Feet (2)           6.66%        15.13%        12.99%        22.16%
                             Annualized Rent (3)      756,310     1,638,251     1,501,798     2,739,354
                             Number of Leases (4)          17            54            51            28
                             Rent PSF               $   14.52    $    13.84    $    14.77    $    15.80

Memphis                      Square Feet (1)            3,528        92,742        67,968        41,757
                             % Square Feet (2)           0.67%        17.60%        12.90%         7.93%
                             Annualized Rent (3)       68,769     1,699,889     1,294,993       795,496
                             Number of Leases (4)           2            18            19            12
                             Rent PSF               $   19.49    $    18.33    $    19.05    $    19.05

Richmond                     Square Feet (1)            5,931        33,866        37,389        12,541
                             % Square Feet (2)           4.09%        23.35%        25.78%         8.65%
                             Annualized Rent (3)      103,480       614,005       714,113       235,709
                             Number of Leases (4)           2             6             7             4
                             Rent PSF               $   17.45    $    18.13    $    19.10    $    18.80



  Total                      Square Feet (1)          560,002     1,557,617     2,188,368     1,834,155
                             % Square Feet (2)           5.16%        14.35%        20.16%        16.90%
                             Annualized Rent (3)    9,172,139    27,157,331    36,871,194    31,722,264
                             Number of Leases (4)         184           478           458           323
                             Rent PSF               $   16.38    $    17.44    $    16.85    $    17.30



    City                          Item                  2005         2006          2007         2008         2009
-------------------------   --------------------    -----------   ----------    ---------    ---------    ---------
Greenville                   Square Feet (1)            24,476        30,647        1,585            0            0
                             % Square Feet (2)            4.36%         5.46%        0.28%        0.00%        0.00%
                             Annualized Rent (3)       382,262       490,902       23,775            0            0
                             Number of Leases (4)            8             8            1            0            0
                             Rent PSF               $    15.62    $    16.02    $   15.00    $    0.00    $    0.00

Greensboro                   Square Feet (1)            75,153        23,181            0            0            0
                             % Square Feet (2)            9.60%         2.96%        0.00%        0.00%        0.00%
                             Annualized Rent (3)     1,140,107       341,892            0            0            0
                             Number of Leases (4)           12             5            0            0            0
                             Rent PSF               $    15.17    $    14.75    $    0.00    $    0.00    $    0.00

Memphis                      Square Feet (1)           125,475        61,952        2,218       47,188            0
                             % Square Feet (2)           23.81%        11.76%        0.42%        8.96%        0.00%
                             Annualized Rent (3)     2,289,731     1,084,025       39,420      877,133            0
                             Number of Leases (4)           20             6            1            2            0
                             Rent PSF               $    18.25    $    17.50    $   17.77    $   18.59    $    0.00

Richmond                     Square Feet (1)            45,704         8,236            0            0            0
                             % Square Feet (2)           31.52%         5.68%        0.00%        0.00%        0.00%
                             Annualized Rent (3)       844,587       149,729            0            0            0
                             Number of Leases (4)            5             3            0            0            0
                             Rent PSF               $    18.48    $    18.18    $    0.00    $    0.00    $    0.00



  Total                      Square Feet (1)           921,798       705,437      491,080      340,559      246,334
                             % Square Feet (2)            8.49%         6.50%        4.52%        3.14%        2.27%
                             Annualized Rent (3)    16,521,413    12,757,394    8,670,877    6,181,714    4,857,413
                             Number of Leases (4)          164            98           19           15            9
                             Rent PSF               $    17.92    $    18.08    $   17.66    $   18.15    $   19.72




    City                          Item                2010          2011+        Total
-------------------------   --------------------    ---------    ---------    -----------
Greenville                   Square Feet (1)              407            0        463,717
                             % Square Feet (2)           0.07%        0.00%         82.57%
                             Annualized Rent (3)        6,410            0      7,587,096
                             Number of Leases (4)           1            0            176
                             Rent PSF               $   15.75    $    0.00    $     16.36

Greensboro                   Square Feet (1)                0            0        543,887
                             % Square Feet (2)           0.00%        0.00%         69.51%
                             Annualized Rent (3)            0            0      8,117,712
                             Number of Leases (4)           0            0            167
                             Rent PSF               $    0.00    $    0.00    $     14.93

Memphis                      Square Feet (1)                0            0        442,828
                             % Square Feet (2)           0.00%        0.00%         84.05%
                             Annualized Rent (3)            0            0      8,149,456
                             Number of Leases (4)           0            0             80
                             Rent PSF               $    0.00    $    0.00    $     18.40

Richmond                     Square Feet (1)                0            0        143,667
                             % Square Feet (2)           0.00%        0.00%         99.08%
                             Annualized Rent (3)            0            0      2,661,623
                             Number of Leases (4)           0            0             27
                             Rent PSF               $    0.00    $    0.00    $     18.53



  Total                      Square Feet (1)          159,783      382,362      9,387,495
                             % Square Feet (2)           1.47%        3.52%         86.48%
                             Annualized Rent (3)    2,882,335    6,251,882    163,045,956
                             Number of Leases (4)           6            6          1,760
                             Rent PSF               $   18.04    $   16.35    $     17.37


(1)      Total rentable square feet represented by expiring leases.

(2)      Percentage of total rentable feet represented by expiring leases.

(3) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of September 30, 2001 multiplied by 12.

(4) Analysis does not include owner occupied space, vending leases and antenna leases.

                      KOGER EQUITY, INC. AND SUBSIDIARIES
                              NET EFFECTIVE RENTS
                          EXECUTED LEASES YEAR TO DATE



                                                               New (2)        Backfill (3)        Renewal (4)            Total
                                                           --------------    --------------    ----------------    ----------------

Number of leases (1)                                                  131               111                 246                 488

Rentable square footage leased                                    349,226           260,831           1,058,510           1,668,567
Average per rentable square foot over the lease term:
      Gross Rent                                           $        17.98    $        17.93    $          16.83    $          17.24
      Tenant improvements                                           (2.49)            (1.54)              (0.32)              (0.96)
      Leasing commissions                                           (0.49)            (0.31)              (0.10)              (0.21)
      Other/concessions                                               --                --                  --                  --
                                                           --------------    --------------    ----------------    ----------------
      EFFECTIVE RENT                                                15.00             16.08               16.41               16.06
      Expense stop                                                  (5.61)            (5.93)              (5.52)              (5.60)
                                                           --------------    --------------    ----------------    ----------------
      EQUIVALENT EFFECTIVE NET RENT                        $         9.39    $        10.15    $          10.89    $          10.46
                                                           ==============    ==============    ================    ================

Average term (yrs)                                                      5                 4                   3                   3


(1)      Analysis includes leases fully executed from 1/1/01 to 9/30/01.

(2) New is defined as First Generation space or space that has been vacant more than nine months.

(3) Backfill is defined as vacated space that has been relet within nine months.

(4)      Renewal is defined as a renewal for their currently occupied space.

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               SAME SUITE ANALYSIS
                         YEAR TO DATE SEPTEMBER 30, 2001


                                                              Total Leasing (a)
                         --------------------------------------------------------------------------------
                            RSF                New Net          Expiring Net                      Percent
                          Leased            Rent per RSF        Rent per RSF       Change         Change
                         ---------          ------------        ------------       ------         -------
Atlanta                    175,594             $13.46              $11.74          $ 1.72          14.6%
Orlando                     95,876             $11.98              $11.07          $ 0.91           8.3%
Jacksonville               248,217             $10.56              $ 9.18          $ 1.37          14.9%
Charlotte                   72,606             $10.59              $10.33          $ 0.26           2.5%
San Antonio                160,470             $ 8.98              $ 8.02          $ 0.96          12.0%
Tallahassee                141,157             $10.43              $10.77          $(0.34)         -3.2%
Birmingham                  61,675             $13.62              $12.48          $ 1.14           9.1%
Austin                      87,263             $15.33              $11.83          $ 3.50          29.6%
St. Petersburg             105,750             $10.42              $ 9.01          $ 1.40          15.6%
Greenville                 177,797             $12.44              $11.98          $ 0.47           3.9%
Greensboro                  82,359             $12.32              $11.36          $ 0.96           8.5%
Memphis                     90,552             $10.52              $11.21          $(0.69)         -6.2%
Richmond                    13,809             $12.23              $12.06          $ 0.17           1.4%

                         ---------
  Total                  1,513,125             $11.53              $10.55          $ 0.98           9.3%
                         =========             ======              ======          ======          ====


(a) Analysis includes leases fully executed from 1/1/01 to 9/30/01. Does not include First Generation space.